UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2006
ENCORE ACQUISITION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-16295	75-2759650
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 Main Street, Suite 1400, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (817) 877-9955
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On August 2, 2006, Encore Acquisition Company (the “Company”) issued a press release announcing its unaudited second quarter 2006 results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
     In addition to financial results determined in accordance with generally accepted accounting principles (“GAAP”), the attached second quarter 2006 earnings release also includes earnings before derivative fair value loss, which is a non-GAAP financial measure (as defined under the SEC’s Regulation G). Management believes the exclusion of derivative fair value loss enables it to more effectively evaluate the Company’s operations period over period and to identify operating trends that could otherwise be masked by the excluded item.
     The information being furnished pursuant to Item 2.02 of this Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
The exhibit listed below is being furnished pursuant to Item 2.02 of this Form 8-K:

99.1	Press Release Dated August 2, 2006 regarding unaudited second quarter 2006 results

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE ACQUISITION COMPANY

Date: August 2, 2006	By:	/s/ Robert C. Reeves

Robert C. Reeves
Senior Vice President, Chief Accounting Officer and Controller

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release Dated August 2, 2006 regarding unaudited second quarter 2006 results